FORM 8-K




SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  April 9, 1998


THC HOMECARE, INC.
(Exact name of registrant as specified in its charter)


        Utah                                     1-11534
48-1092064
(State or other jurisdiction of      (Commission           (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)

3261 S. Highland Drive, Suite 613, Las Vegas, Nevada
89109
(Address of principal executive offices)
 (Zip Code)


Registrant's telephone number, including area code: (702) 796-1016

      INFORMATION TO BE INCLUDED IN THE REPORT


Item 5. Other Events.

     Monthly Financial Information. The Company is required to file unaudited monthly financial statements with the Bankruptcy Court. Such financial statements for the period from October 1 to October 31, 1997, (together the "Financial Statements") are attached hereto as Exhibit 28.1 are incorporated herein by reference. The Financial Statements are filed with the Bankruptcy Court on a limited informational basis, are unaudited, and do not include all of the information and disclosures required by generally accepted accounting principles for complete financial statements. The results of operations for the Financial Statements are not necessarily indicative of results of operations for a full year.

Item 7.  Financial Statements and Exhibits.

     Exhibits

          See the Index to Exhibits which is incorporated herein by reference.

      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   THC HOMECARE, INC.



                                   By:  /s/ Robert Rackham
                                       Robert Rackham, CEO


Date: April 21, 1998
      INDEX TO EXHIBITS


Exhibit No.     Description of Exhibits

28.1   Unaudited financial statements of the Company            (filed
herewith)
          for the period from October 1 to October 31, 1997, as filed with the Bankruptcy Court on April 9, 1998